UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):		February 11, 2005

INVERNESS MEDICAL INNOVATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

51 Sawyer Road, Waltham, Massachusetts		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(781) 647-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

Exhibit 99.1 to this Current Report on Form 8-K, which is attached hereto and incorporated herein by reference, sets forth our unaudited pro forma condensed combined statement of operations for the year ended December 31, 2003, as restated for the matters discussed in Amendment No. 3 to our Annual Report on Form 10-K for the year ended December 31, 2003, filed this day.  We are filing this pro forma information for incorporation by reference into certain registrations statements filed with Securities and Exchange Commission.

Item 9.01               Financial Statements and Exhibits.

 (c)          Exhibits

Number	Title
99.1

Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2003, all giving pro forma effect to our acquisitions of the Rapid Diagnostics Product Lines of the Abbott Diagnostics Division, Ross Products Division of Abbott Laboratories, Applied Biotech, Inc. and Ostex International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
Date: February 11, 2005
By: /s/ Christopher J. Lindop
Christopher J. Lindop
Chief Financial Officer

Exhibit Index

Number	Title
99.1

Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2003, all giving pro forma effect to our acquisitions of the Rapid Diagnostics Product Lines of the Abbott Diagnostics Division, Ross Products Division of Abbott Laboratories, Applied Biotech, Inc. and Ostex International, Inc.